PREDICTIVE TECHGROUP™



- January 2020
- OTC: PRED
- www.predtechgroup.com

Safe Harbor

This presentation contains forward-looking statements. Statements that are not a description of historical facts constitute forward-looking statements and may often, but not always, be identified by the use of such words as "expects," "anticipates," "intends," "estimates," "plans," "potential," "possible," "probable," "believes," "seeks," "may," "will," "should," "could," or the negative of such terms or other similar expressions. The Company cautions readers not to place undue reliance on any forward-looking statements which speak only as of the date made, are based on certain assumptions and expectations which may or may not be valid or actually occur, and which involve various risks and uncertainties, including but not limited to risk of market acceptance; economic conditions, unanticipated operating costs, new market entrants, changes in technology, ability to develop strategic relationships, ability to hire and retain necessary personnel, adequate of financial resources, health care reform, changes in government regulation, ability to obtain adequate reimbursement from insurers, ability to protect intellectual property, ability to obtain tissue from human donors that is necessary for our HCT/P products, conduct of lab operations, meeting FDA requirements, thinly traded market for our securities, ability to obtain or maintain listing on NASDAQ or an exchange, lack of operating history and other risks. Actual results may differ materially from those set forth in this presentation due to such risks and uncertainties. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof.


PREDICTIVE
TECHGROUP

Predictive Technology Group is dedicated to helping women and their clinicians identify the barriers that impact lifelong health through our genetic library, genomic mapping and individualized diagnostics.

We are committed to building healthier families through innovation in biosciences to deliver on personalized medicine.

Investment Highlights

1. Experienced and proven leadership team
2. Vast IP, genetic database and therapeutic platforms
3. Comprehensive pipeline of diagnostic and therapeutic products
4. Fully accredited laboratories and validated diagnostics
5. Attractive financial profile
6. Significant global partnerships and collaborations
7. Pending NASDAQ listing

Management Team

	Position	Experience
Bradley Robinson	Chief Executive Officer	SHPI, SAGENT
Simon Brewer MBA	Chief Financial Officer	Backcountry, Norbest
Paul Evans J.D., MBA	Chief Operating Officer	vivint., InTouch Health
John Nelson M.D., MPH	Chief Medical Officer	AMA, Intermountain Healthcare
Michael Herbert	EVP / Chief Sales and Marketing Officer	Shock Doctor, Castelli, Bianchi
Michael Dey Ph.D.	CEO of Predictive Therapeutics	Wyeth
Eric Olson	EVP / CEO of Predictive Biotech	Medtronic, Amedica, smith&nephew

Board of Directors

	Position	Experience
John Sorrentino	Chairman	Pfizer Wyeth
Bradley Robinson	Director / Chief Executive Officer	SHPI SAGENT
Michael Dey Ph.D.	Director / CEO of Predictive Therapeutics	Wyeth
Ronald Barhorst	Director	ING
Senator Orrin Hatch	Director	

Advisory Board

	Position	Experience
John Sorrentino	Chairman	Pfizer; Wyeth
Hugh Taylor M.D.	Scientific Advisor	Yale University School of Medicine
Kenneth Ward M.D.	Scientific Advisor	Juneau Biosciences
Ronald Barhorst	Financial Advisor	ING
Charles Andres J.D., Ph.D.	Scientific Advisor	WSGR; Bristol-Myers Squibb

Subsidiaries

Predictive Technology Group has aligned its subsidiaries to focus on specific points of the care continuum – **detection, prevention and treatment**. Predictive Analytics, Predictive Laboratories, and Predictive Biotech each bring critical solutions to personalized patient care by leveraging our research, genomics, vast genetic library and expertise in developing bioscience solutions.

PREDICTIVE TECHGROUP™

PREDICTIVE ANALYTICS™

Detection

- Genetic library of 300,000 DNA samples with serious maternal or neonatal disorder
  - Collected from genetically diverse population in the U.S. with extensive genealogy links
  - Believed to be the world's largest DNA library related to women's health
  - HIPAA compliant
- Proprietary genealogy database used to accelerate medical discoveries

PREDICTIVE LABORATORIES™

Detection

- Proprietary molecular diagnostics
- KOL Beta launch Q1 2019
- Initial focus on women's health
  - Endometriosis
  - Fertility
  - Preeclampsia
- Core competency / platform
- CLIA/CAP certified laboratory

PREDICTIVE BIOTECH™

Prevention / Treatment

- Develops and commercializes human cell and tissue products
- 100,000+ allografts shipped throughout U.S.
- Impeccable safety and quality record
- Proprietary cell and tissue processing
- Core competency / platform
- ISO 13485, cGMP/cGLP/cGTP tissue processing laboratory


PREDICTIVE
ANALYTICS™

Vast, proprietary genetic database and biobank used to accelerate medical discoveries.

Predictive Analytics Overview

Predictive Analytics is the repository for our vast genetic library. This library is a foundational component across all Predictive entities. It is a valued asset for current and future collaborations. Predictive Analytics is the newest entity and was formed to organize these assets under one subsidiary versus being held in parts throughout our companies.

Genetic Assets

- Genetic library of 300,000 DNA samples with serious maternal or neonatal disorder
  - Collected from genetically diverse population in the U.S. with extensive genealogy links
  - Believed to be the world's largest DNA library related to women's health
  - HIPPA compliant
- Proprietary genealogy database used to accelerate medical discoveries
- Within the database there are:
  - 1 million distinct family lines
  - 32 million individuals (documented) in distinct family lines
  - >60% of distinct family lines have between 9 and 25 generations documented
- Developed from >50,000 public sources
- Database is growing everyday via Legacy Project, Decoding Preeclampsia study and others


PREDICTIVE
LABORATORIES™

Molecular diagnostics to deliver on the promise of personalized medicine.

Diagnostic Test Overview

ARTguide™

An integrated genetic test for women having difficulty getting pregnant that determines the presence of endometriosis and other gene mutations contributing to infertility. ARTguide is appropriate for all women having difficulty conceiving.

- US TAM (annual) 554,000 women
- ARTguide projected penetration:
  - 30% of US TAM
  - $269m annual revenue

FertilityDX™

A comprehensive genetic test for the mother and father, individually and together, that provides a clear path for getting pregnant, staying pregnant and having a healthy child. FertilityDX is appropriate for couples who have failed multiple ART treatments.

- US TAM (annual) 554,000 women
- FertilityDX projected penetration:
  - 15% of US TAM
  - $250m annual revenue

ENDOrisk™

An integrated genetic test that determines the presence of endometriosis for all menstrual age women who are experiencing chronic pelvic pain and other painful period issues. A life-long care plan can then be determined with this knowledge.

- US TAM nearly 12m women
- ENDOrisk projected penetration:
  - 20% of US TAM
  - $4,277b revenue

Diagnostic Test Overview

ARTguide™	%	Market
US Population		330,000,000
Reproductive age women (20-39)	14%	46,200,000
Infertility	12%	5,544,000
New ART clinic visits	10%	554,400
Women w/no endo diagnosis	90%	498,960
Annual TAM		498,960
-		
ARTguide annual patient opportunity	30%	149,688
ARTguide ASP	$	1,800
ARTguide annual opportunity	$	269,438,400

FertilityDX	%	Market
US Population		330,000,000
Reproductive age women (20-39)	14%	46,200,000
Infertility	12%	5,544,000
New ART clinic visits	10%	554,400
Women multiple failed ART	30%	166,320
Annual TAM		166,320
-		
FertilityDX annual patient opportunity	15%	24,948
FertilityDX ASP	$	10,000
FertilityDX annual opportunity	$	249,480,000

source: CDC, NIH, ESRH, Marketdata Enterprises, Resolve.org, Company presentations

ARTguide™	%	Market
CHINESE Population		1,386,000,000
Reproductive age women (20-39)	14%	194,040,000
Infertility	12%	23,284,800
New ART clinic visits	10%	2,328,480
Women w/no endo diagnosis	90%	2,095,632
Annual TAM		2,095,632
-		
ARTguide annual patient opportunity	15%	314,345
ARTguide ASP	$	1,800
ARTguide annual opportunity	$	565,820,640

FertilityDX	%	Market
CHINESE Population		1,386,000,000
Reproductive age women (20-39)	14%	194,040,000
Infertility	12%	23,284,800
New ART clinic visits	10%	2,328,480
Women multiple failed ART	30%	698,544
Annual TAM		698,544
-		
FertilityDX annual patient opportunity	7%	48,898
FertilityDX ASP	$	10,000
FertilityDX annual opportunity	$	488,980,800

source: Same % as US data used. CDC, NIH, ESRH, Marketdata Enterprises, Resolve.org, Company presentations

PREDICTIVE TECHGROUP™

Diagnostic Test Overview

ENDOrisk™	%	Market
US Population		330,000,000
Menstrual Age 13 - 39	18%	59,400,000
Pelvic Pain	25%	14,850,000
Obgyn visits	80%	11,880,000
TAM		11,880,000
ENDOrisk opportunity	20%	2,376,000
ENDOrisk ASP		$ 1800
ENDOrisk opportunity		$ 4,729,800,000

source: CDC, NIH, ESRH, Marketdata Enterprises, Resolve.org, Company presentations

ENDOrisk™	%	Market
CHINESE Population		1,386,000,000
Menstrual Age 13 - 39	18%	249,480,000
Pelvic Pain	25%	62,370,000
Obgyn visits	80%	49,896,000
TAM		49,896,000
ENDOrisk opportunity	10%	4,989,600
ENDOrisk ASP		$ 1800
ENDOrisk opportunity		$ 8,981,280,000

source: Same % as US data used. CDC, NIH, ESRH, Marketdata Enterprises, Resolve.org, Company presentations

ARTguide KOL Beta Sites Observations and Outcomes

The ARTguide diagnostic test was beta launched in Q1 2019 at a KOL site.

Objective: reduction in wasted IVF cycles, higher conception rates and healthier pregnancies.

Result: the KOL site experience confirms that ARTguide is a tool for enabling better informed decision-making in all forms of infertility management. This experience aids in accelerating market penetration and sales.

Beta Site Highlights

- 892 women tested with ARTguide since March 2019
- Outcomes data available on first 175 treatment cycles after ARTguide test
- 70 ongoing pregnancies- 650% greater success with low endometriosis gene burden ($p<0.001$)


PREDICTIVE
BIOTECH™

Advanced human cell and tissue products that enhance the body's natural ability to heal.

Predictive Biotech Overview

Predictive Biotech manufactures human cell and tissue products for use in regenerative medicine. Its injectable products are manufactured from amniotic fluid, amniotic tissue and from the Wharton's jelly layer of the umbilical cord.

Predictive Biotech Highlights

- Predictive Biotech continues its leadership position in the regenerative medicine market.
- In October of 2019, the 100,000th allograft was delivered, representing approximately 65,000 treated patients
- Impeccable safety record in our ISO 13485, cGMP/cGLP/cGTP tissue processing laboratory

Predictive Biotech Opportunities

Market segment and product portfolio expansion is a top priority. Expanded distribution in specialty practices shows promise. Product development and product size segmentation to support these (and other) specialties is helping to accelerate market expansion.

Opportunity Highlights

Market Segment Expansion

Aesthetics

- Large market for regenerative products
- Expansion is underway, product use is strong

Orthopedics

- Large market, longer sales cycle
- Duke & other major hospitals and clinics are using

Pain Management

- Large market searching for pharma alternatives
- Displace platelet-rich plasma (PRP) and hyaluronic acid (HA) incumbent

Product Development

Aesthetics

- Treatment specific vial volume
- Filler application

Orthopedics

- Wound care & matrix product candidates
- Amniotic fluid improvement as PRP replacement

Pain Management

- Anti inflammation candidates
- Amniotic fluid improvement as PRP / HA replacement

Products

AmnioCyte™	AmnioCyte Plus™	PolyCyte™	CoreCyte™
AmnioCyte™ is a minimally manipulated human tissue allograft derived from amniotic fluid. It is processed to preserve the cytokines, growth factors, and exosomes found in amniotic fluid for homologous use.	AmnioCyte Plus™ is a minimally manipulated human tissue allograft derived from the extracellular matrix of the amniotic membrane. It is processed to preserve cytokines, growth factors, exosomes and scaffolding proteins in the amniotic membrane for homologous use.	PolyCyte™ is a minimally manipulated human tissue allograft derived from the Wharton's jelly of the umbilical cord. It is processed to preserve cytokines, growth factors, exosomes and proteins of Wharton's jelly for homologous use.	CoreCyte™ is a minimally manipulated human tissue allograft derived from the Wharton's jelly of the umbilical cord. It is processed to preserve the integrity of Wharton's jelly for homologous use and cryogenically preserved.

PREDICTIVE TECHGROUP™

Financials

Consolidated Income Statement fiscal year ended June 30, 2019, 2018 and 2017

	Fiscal year ended June 30		
	2019 Audited	2018 Audited	2017 Audited
Revenue	$ 43,493,589	$ 16,624,336	$ 2,585,362
Cost of goods sold	15,834,114	3,971,256	751,305
Operating expenses:			
Sales and marketing	13,250,448	12,680,741	1,897,543
General administrative	19,376,376	5,827,890	946,754
Research and product development	5,822,862	1,896,092	84,729
Amortization and depreciation expense	9,150,184	4,573,534	3,693,579
Total operating expenses	47,599,870	24,978,257	6,622,605
Operating loss	-19,940,395	-12,325,177	-4,788,548
Other income (loss), net	-841,315	-699,997	-1,416,246
Loss before income taxes	-20,781,710	-13,025,174	-6,204,794
Benefit from income taxes	5,357,413	6,894,406	2,315,350
Net loss	$ -15,424,297	$ -6,130,768	-3,889,444
Net loss non-controlling interest	-31,934	-27,669	-31,467
Net loss controlling interest & comprehensive loss	$ -15,456,231	$ -6,158,437	$ -3,920,911

**See notes to financial statements for additional information*

Condensed, Consolidated Balance Sheet for fiscal year ended June 30, 2019, 2018 and 2017

		As of	
	June 30 2019 Reviewed	June 30 2018 Audited	June 30 2017 Audited
ASSETS			
Current assets:			
Cash	$ 1,618,244	$ 1,206,139	$ 968,202
Accounts receivable, net	1,250,476	534,625	26,763
Inventory	5,775,185	3,791,374	207,113
Other current assets	287,523	201,994	5,610
Total current assets	8,931,428	5,734,132	1,207,688
Fixed assets, net of depreciation	6,974,441	773,870	518,934
Patents, net of amortization	6,850,490	7,761,187	8,414,577
Other intangible assets, net of amortization	63,782,581	29,058,931	13,137,232
Equity method investments	51,717,719	55,392,622	16,330,401
Goodwill	5,254,451	5,254,451	-
Other long-term assets	67,075	12,000	3,252,786
Total assets	$ 143,578,185	$ 103,987,193	$ 42,861,618
LIABILITIES AND STOCKHOLDERS' EQUITY			
Current liabilities:			
Accounts payable	$ 4,943,178	$ 1,322,149	$ 825,383
Accrued liabilities	2,831,635	1,034,905	299,967
Subscription payable, current portion	6,300,000	4,409,390	-
Total current liabilities	14,074,813	6,766,444	1,125,350
Subscription payable	4,040,610	10,965,611	-
Notes payable	400,000	-	-
Other long term liabilities	12,526,299	4,917,323	-
Total liabilities	31,041,722	22,649,378	1,125,350
Stockholders' equity:			
Common stock	273,762	247,624	208,890
Additional paid-in capital	153,604,830	107,024,300	64,601,218
Accumulated deficit	(41,102,849)	(25,813,957)	(23,017,099)
Total controlling interest	112,775,743	81,457,967	41,793,009
Non-controlling interest	(239,280)	(120,152)	(56,741)
Total stockholders' equity	112,536,463	81,337,815	41,736,268
Total liabilities and stockholders' equity	$ 143,578,185	$ 103,987,193	$ 42,861,618

**See notes to financial statements for additional information*

Consolidated Income Statement three months ended September 30, 2019, 2018 and 2017

	Three months ended September 30		
	2019 Reviewed	2018 Audited	2017 Audited
Revenue	$ 8,259,257	$ 8,063,802	$ 2,005,171
Cost of goods sold	7,181,991	3,048,556	899,079
Operating expenses:			
Sales and marketing	3,151,971	2,407,436	549,549
General administrative	6,378,877	2,666,147	359,394
Research and product development	1,828,350	606,085	12,500
Amortization and depreciation expense	2,610,245	1,665,722	748,653
Total operating expenses	13,969,443	7,345,390	1,670,096
Operating loss	-12,892,177	-2,330,144	-564,004
Other income (loss), net	-212,782	-314,359	93,163
Loss before income taxes	-13,104,959	-2,644,503	-470,841
Benefit from income taxes	5,208,418	612,452	161,127
Net loss	$ -7,896,541	$ -2,032,051	-309,714
Net loss non-controlling interest	-31,934	-27,669	0
Net loss controlling interest & comprehensive loss	$ -7,864,607	$ -2,004,382	$ -309,714

**See notes to financial statements for additional information*

Condense, Consolidated Balance Sheet three months ended September 30, 2019, 2018 and 2017

			As of		
		September 30 2019 Reviewed		September 30 2018 Audited		September 30 2017 Audited
ASSETS						
Current assets:						
Cash	$	841,843	$	1,056,780	$	1,105,364
Accounts receivable, net		355,068		1,553,835		109,055
Inventory		6,362,229		3,383,654		448,935
Other current assets		192,696		97,752		128,500
Total current assets		7,751,836		6,092,021		1,791,854
Fixed assets, net of depreciation		6,485,678		1,918,234		197,268
Patents, net of amortization		6,659,314		7,710,687		7,654,592
Other intangible assets, net of amortization		61,745,398		55,141,212		16,817,567
Equity method investments		51,578,419		45,690,062		15,935,326
Goodwill		5,254,451		-		-
Other long-term assets		520,640		24,500		3,579,122
Total assets	$	139,995,736	$	116,576,716	$	45,975,730
LIABILITIES AND STOCKHOLDERS' EQUITY						
Current liabilities:						
Accounts payable	$	3,295,029	$	2,495,670	$	846,241
Accrued liabilities		3,466,658		707,518		77,365
Subscription payable, current portion		1,800,000		3,444,947		-
Total current liabilities		8,561,687		6,648,135		923,606
Subscription payable		8,056,610		10,694,310		-
Notes payable		6,500,000		-		-
Other long term liabilities		7,242,917		-		-
Total liabilities		30,361,214		17,342,445		923,606
Stockholders' equity:						
Common stock		282,986		238,846		204,186
Additional paid-in capital		158,590,206		137,475,710		51,172,225
Accumulated deficit		(48,967,456)		(38,332,464)		(6,324,288)
Total controlling interest		109,905,736		99,382,092		45,052,124
Non-controlling interest		(271,214)		(147,821)		-
Total stockholders' equity		109,634,522		99,234,271		45,052,124
Total liabilities and stockholders' equity	$	139,995,736	$	116,576,716	$	45,975,730

**See notes to financial statements for additional information*

Capitalization

($ in thousands, except stock price)

Capitalization:	
Stock Price (as of 12/31/2019)	$1.04
Fully Diluted Shares Outstanding (in *000*'s)	364,483
Market Capitalization	**$379,063**
Debt	$6,500
Cash	$841
Enterprise Value	**$371,722**

**See notes to financial statements for additional information*